SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                October 30, 2003
                Date of Report (Date of earliest event reported)



                               ConAgra Foods, Inc.
             (Exact name of registrant as specified in its charter)


   Delaware                          1-7275                   47-0248710
(State or other                   (Commission              (IRS Employer
jurisdiction of                    File Number)             Identification No.)
incorporation)


One ConAgra Drive, Omaha, Nebraska                            68102-5001
(Address of principal executive offices)                      (Zip Code)



               Registrant's telephone number, including area code
                                 (402) 595-4000

Item 5.  Other Events.

     On October 30, 2003, ConAgra Foods, Inc. announced the signing of an agreement to sell United Agri Products, its U.S. and Canadian crop inputs business. The press release announcing the transaction, and a related Q&A posted on ConAgra Foods' website, are attached as exhibits and incorporated by reference.

Item 7(c).  Exhibits.

         99.1     Press release dated October 30, 2003

         99.2     Questions and Answers

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CONAGRA FOODS, INC.


Date:  October 30, 2003                  By:  /s/ J.P. O'Donnell
                                             --------------------------------
                                             Name:  J.P. O'Donnell
                                             Title: Executive Vice President,
                                                     Chief Financial Officer and
                                                     Corporate Secretary

                                  EXHIBIT INDEX


Exhibit                    Description

99.1     Press release dated October 30, 2003...........................

99.2     Questions and Answers..........................................